UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 6, 2024

Arcosa, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware		1-38494	82-5339416
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

500 N. Akard Street, Suite 400
Dallas,	Texas		75201
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (972) 942-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	ACA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

TLB Launch Press Release
On August 6, 2024, Arcosa, Inc. (“Arcosa”) issued a press release announcing it is launching a proposed senior secured Term Loan B Facility due 2031, in an aggregate principal amount of up to $700.0 million. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.
Target Financial Statements
As previously announced, Arcosa MS9, LLC, a Delaware limited liability company and wholly owned subsidiary of Arcosa, entered into a purchase agreement to acquire issued and outstanding membership interests and certain identified assets held by Stavola Holding Corporation and its subsidiaries and affiliates (together, the “Target,” and such transaction, the “Transaction”). The (i) audited combined and consolidated financial statements of Target and accompanying notes related thereto as of and for the years ended September 30, 2023 and 2022 and (ii) unaudited consolidated financial statements of the Target as of March 31, 2024 and for the six months ended March 31, 2024 and 2023 are filed herewith as Exhibits 99.2 and 99.3, respectively (together, the “Target Financials”). The Target Financials have been prepared pursuant to U.S. generally accepted accounting principles (“GAAP”) and include various GAAP alternatives which may be adopted by a private entity. Upon the consummation of the Transaction, subsequent Target Financials will be prepared pursuant to GAAP for a public business entity.
The information in Item 7.01 of this report (including Exhibits 99.1, 99.2 and 99.3) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act (the "Exchange Act"), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing. Additionally, the submission of this Item 7.01 is not an admission of the materiality of any information in this Item 7.01 that is required to be disclosed solely by Regulation FD.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Arcosa, Inc. Press Release, dated August 6, 2024
99.2	The audited combined and consolidated financial statements of the Target and accompanying notes related thereto as of and for the years ended September 30, 2023 and 2022.
99.3	The unaudited consolidated financial statements of the Target as of March 31, 2024 and for the six months ended March 31, 2024 and 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcosa, Inc.
(Registrant)

August 6, 2024	By:	/s/ Gail M. Peck
Name: Gail M. Peck
Title: Chief Financial Officer